NORTHERN LIGHTS ETF TRUST

Supplement dated October 4, 2012

to the Statement of Additional Information (“SAI”) dated April 3, 2012

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The following disclosure is hereby added to the 4th paragraph of the SAI under the section entitled “Disclosure of Portfolio Holdings”.

The Fund is an ETF, and therefore information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of an exemptive order of the SEC applicable to the Fund.  Such information typically reflects the Fund’s anticipated portfolio holdings as of the next Business Day.

The Fund discloses on the Arrow website at www.ArrowShares.com at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day.  The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated April 3, 2012, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.  The Prospectus may be obtained by visiting the Fund’s website at www.ArrowShares.com.  You should retain this Supplement for future reference.